U.S. GLOBAL INVESTORS FUNDS

World Precious Minerals Fund
Global Resources Fund

Institutional Class Shares

Supplement dated November 9, 2017, to the Funds' Statement of Additional Information ("SAI") dated May 1, 2017, as supplemented

1.	In the section entitled "Non-Fundamental Investment Restrictions" beginning on page 5 of the SAI, the following is hereby inserted as the new second paragraph:

None of the funds will purchase securities on margin, except (i) short-term credits as are necessary for the clearance of transactions, and (ii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.